UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 2, 2006

Date of Report (Date of earliest event reported)

NPS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23272	87-0439579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

383 Colorow Drive

Salt Lake City, Utah 84108

(Address of principal executive offices)

(801) 583-4939

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 2, 2006, NPS Pharmaceuticals issued a press release announcing that the lead compound in development by partner GlaxoSmithKline successfully completed a proof of concept trial and would expand the development of the compound. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

99.1     Press Release issued by NPS Pharmaceuticals on May 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2006	NPS PHARMACEUTICALS, INC.

	By:	/s/ KEVIN J. ONTIVEROS
Kevin J. Ontiveros, Vice President Corporate Law and Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by NPS Pharmaceuticals on May 2, 2006.